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        AMR Class                               Institutional Class
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SUPPLEMENT DATED OCTOBER 18, 2006 TO THE PROSPECTUS DATED MARCH 1, 2006

In an effort to clarify that the exchange limitation policies, created to discourage market timing, apply to all Funds listed in the prospectus, the respective paragraphs of the prospectus are replaced in their entirety with the following:

Exchange Policies
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A 90-day exchange restriction applies to the Funds.  Pursuant to this restriction, participants will be limited to one purchase and one sale during a rolling 90-day period. Participants exceeding one purchase and one sale of the same Fund within a 90-day period cannot purchase shares of that Fund via an exchange for an additional 90 days.

Market Timing (second paragraph)
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The Funds' Board of Trustees has adopted policies and procedures intended to discourage market timing. The policies include redemption fees imposed on the Mid-Cap Value, International Equity and Emerging Markets Funds, which are described in the Redemption Policies section. In addition, the Funds have established limitations of exchanges between Funds, which are described in the Exchange Policies section. In general, the Funds reserve the right to reject any purchase order, terminate the exchange privilege or liquidate the account of any shareholder that the Manager determines has engaged in market timing. The third party administrator offering Fund shares may provide exemptions from the Funds' market timing policies, or they may have even stricter policies to deter market timing. For more information, please contact the plan administrator.